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                                     August
                                     11th
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To Certain Executive Officers of Power-One, Inc.:

          Power-One, Inc. (the "Company") has filed a Registration Statement on Form S-1 (the "Registration Statement") with the Securities and Exchange Commission (a copy of which is enclosed). The Registration Statement relates to the initial public offering (the "Offering") of the Company's common stock (the "Common Stock"). The Company expects the Offering to be consummated in early October 1997.

          In anticipation of the Offering, the Company's Board of Directors (the "Board") has determined that it is in the best interests of the Company and its stockholders to recapitalize the Company.

          The recapitalization of the Company, as described on page 14 of the enclosed Registration Statement, includes an offer by the Board to each of Mr. Goldman, Mr. Schnopp, Mr. Roark, Mr. Hage, and Mr. Godfrey
(collectively, the "Executive Officers") to exchange certain deferred amounts of compensation owed to the Executive Officers pursuant to their respective Employment and Compensation agreements (the "Employment Agreements") for Common Stock. To that end, the Board is offering each Executive Officer an opportunity to exchange all or any Deferred Compensation (as defined in the Employment Agreements) owed to such Executive Officer for Common Stock. The Common Stock will be valued at the initial price for which the Common Stock is sold to the public in the Offering (the "IPO Price").

          The number of shares of Common Stock to be received by an Executive Officer in the exchange will be determined as follows: the amount of Deferred Compensation to be exchanged divided by the IPO Price. The IPO Price is estimated to be between $11.00 per share and $13.00 per share; however, THE ACTUAL IPO PRICE WILL NOT BE KNOWN UNTIL JUST PRIOR TO THE OFFERING, AND THE IPO PRICE MAY BE HIGHER THAN $13.00 PER SHARE OR LOWER THAT $11.00 PER SHARE. For a description of how the IPO price will be determined please see pages 50-51 of the Registration Statement.

          In determining whether you would like to exchange some or all of your Deferred Compensation for Common Stock, you should note that the board has decided that, immediately after the Offering, the Company will pay each Executive Officer all amounts of Deferred Compensation that are not exchanged for Common Stock. The Common Stock issued pursuant to the aforementioned exchange, as well as any cash paid for the Deferred Compensation that is

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Page 2 - August 11, 1997

not exchanged for Common Stock, will be distributed immediately after consummation of the Offering. You should also note that the Common Stock you receive (if any) in exchange for your Deferred Compensation, like the Common Stock you currently hold, will (i) not be registered stock and (ii) be subject to the 180 day lock-up period following the Offering and other applicable holding requirements of applicable law.

          The exchange and the payment of Deferred Compensation are subject to the consummation of the Offering.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES.
----------------------------------------

          The receipt of Common Stock for your right to receive Deferred Compensation pursuant to the exchange will be a taxable transaction for federal income tax purposes and may also be a taxable transaction under applicable state, local or foreign tax laws. In general, you will recognize ordinary income for federal tax purposes equal to the dollar value of Deferred Compensation whether the Deferred Compensation is paid in cash or exchanged for Common Stock.

          THE FEDERAL INCOME TAX DISCUSSION SET FORTH ABOVE IS INCLUDED FOR GENERAL INFORMATION ONLY AND IS BASED UPON PRESENT LAW. YOU ARE URGED TO CONSULT YOUR TAX ADVISOR WITH RESPECT TO THE SPECIFIC TAX CONSEQUENCES OF THE EXCHANGE, INCLUDING THE APPLICATION AND EFFECT OF THE ALTERNATIVE MINIMUM TAX AND STATE, LOCAL AND FOREIGN TAX LAWS.

ENCLOSED MATERIALS:
-------------------

          The following documents and forms are enclosed for your review and attention:

     1.   REGISTRATION STATEMENT
          ----------------------

          This is the document that Company has filed with the SEC. Please review the Registration Statement carefully as it will provide you with important information regarding the proposed Offering, the recapitalization and the Company. HOWEVER, PLEASE BE AWARE THAT
          THIS REGISTRATION STATEMENT IS STILL SUBJECT TO COMPLETION AND HAS NOT BEEN APPROVED BY THE SEC OR ANY STATE SECURITIES COMMISSION NOR HAS THE ACCURACY OR ADEQUACY OF THIS REGISTRATION STATEMENT BEEN APPROVED BY ANY REGULATORY ENTITY.

     2.   SELECTION LETTER
          ----------------

          The Selection Letter allows you to elect to exchange all, some or none of your Deferred Compensation. PLEASE COMPLETE, SIGN, DATE AND DELIVER TO O'MELVENY & MYERS LLP, ATTENTION: JOHN SLUSHER (COUNSEL TO THE COMPANY), IN THE ENCLOSED FEDERAL EXPRESS ENVELOPE, THE SELECTION LETTER WHICH IS ENCLOSED IN THIS PACKET. Please be sure to fill in the blanks in the Selection Letter with the percentage of Deferred Compensation that you wish to exchange and to sign and date the letter.
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Page 3 - August 11, 1997

          YOUR RIGHT TO PARTICIPATE IN THE EXCHANGE DESCRIBED ABOVE AND TO RECEIVE COMMON STOCK IN EXCHANGE FOR YOUR DEFERRED COMPENSATION DEPENDS UPON YOUR DELIVERY OF A PROPERLY EXECUTED SELECTION LETTER TO O'MELVENY & MYERS LLP BY AUGUST 25, 1997.

          THIS LETTER AND THE ENCLOSED MATERIALS DO NOT CONSTITUTE AN OFFER TO SELL, OR A SOLICITATION OF AN OFFER TO PURCHASE, THE COMMON STOCK IN ANY JURISDICTION, OR FROM ANY PERSON, IF SUCH OFFER OR SOLICITATION OF SUCH OFFER, IN SUCH JURISDICTION OR TO SUCH PERSON, WOULD BE UNLAWFUL.

          NO PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS, OTHER THAN THOSE CONTAINED IN THIS LETTER AND THE RELATED REGISTRATION STATEMENT, In CONNECTION WITH THE OFFER MADE HEREBY AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS SHOULD NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED. THE DELIVERY OF THIS LETTER AND THE ENCLOSED
MATERIALS SHALL NOT, UNDER ANY CIRCUMSTANCES, CREATE AN IMPLICATION THAT
THERE HAS BEEN NO CHANGE IN THE INFORMATION CONTAINED IN THE REGISTRATION STATEMENT OR IN THE AFFAIRS OF THE COMPANY SINCE THE RESPECTIVE DATES OF THIS LETTER OR THE REGISTRATION STATEMENT.

          IN MAKING DECISIONS RELATING TO THE EXCHANGE DISCUSSED IN THIS LETTER, THE EXECUTIVE OFFICERS OF THE COMPANY MUST RELY ON THEIR OWN EXAMINATION OF THE COMPANY AND THE OFFER BEING MADE, INCLUDING THE MERITS AND RISKS INVOLVED. EXECUTIVE OFFICERS OF THE COMPANY ARE URGED TO CONSULT THEIR LEGAL, TAX AND FINANCIAL ADVISORS WITH RESPECT TO THE SPECIFIC RISKS AND POTENTIAL CONSEQUENCES OF THE EXCHANGE TO THEM, INCLUDING THE APPLICATION AND EFFECT OF APPLICABLE STATE AND FEDERAL LAWS.

          After reviewing the enclosed materials, please complete and sign the enclosed Selection Letter and return it to John Slusher in the enclosed federal express envelope. If you have any questions or concerns relating to this letter or the enclosed materials, please feel free to call Steve Goldman or Ed Schnopp, or John Slusher at O'Melveny & Myers LLP (counsel to the Company) at (310) 246-6701.

          IT IS IMPERATIVE THAT THE MATERIALS BE RETURNED AS SOON AS PRACTICABLE AND NO LATER THAN AUGUST 25, 1997. IF THE SELECTION LETTER IS NOT RETURNED BY AUGUST 25, 1997, YOU WILL BE DEEMED TO HAVE DECIDED NOT TO EXCHANGE ANY OF YOUR DEFERRED COMPENSATION, AND YOUR DEFERRED COMPENSATION WILL BE PAID TO YOU UPON CONSUMMATION OF THE OFFERING ON THE TERMS DISCUSSED ABOVE.



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          Thank you in advance for your assistance with this process and your prompt response will be greatly appreciated.


                                         Very truly yours,


                                         /s/ STEVEN GOLDMAN
                                         -----------------------------
                                         Steven Goldman

Enclosure

cc (w/encls):  Jon Jacoby
               Doug Martin
               Ken Bishop